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                  SUPPLEMENT TO THE JUNE 30, 1995 PROSPECTUS

                                       OF

                     DFA INVESTMENT DIMENSIONS GROUP INC.


     The following supplements the prospectus of DFA Investment Dimensions Group Inc. (the "Fund") dated June 30, 1995.

     At a meeting held on November 30, 1995, the shareholders of the U.S. Large Company Portfolio ("Portfolio") of the Fund approved a new investment management agreement ("New Management Agreement") between Dimensional Fund Advisors Inc. ("Advisor") and the Fund on behalf of The U.S. Large Company Series ("Series") of The DFA Investment Trust Company. Pursuant to the New Management Agreement, the rate of the management fee of 0.025% will remain the same; however, the Series will bear all of its ordinary operating expenses. The New Management Agreement will become effective on December 1, 1995.

     The Board of Directors of the Fund has approved a new administration agreement between the Advisor and the Fund with respect to the Portfolio. Under the terms of the new administration agreement, the rate of administration fee will remain the same; however, the new administration agreement provides that the Advisor will waive its fees and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the indirect expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceed 0.025% of the average annual net assets of the Portfolio. The new administration agreement will become effective on December 1, 1995.

     The date of this supplement is December 1, 1995.